UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

January 11, 2012
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

#200, 625 – 4 Avenue S.W.
Calgary, Alberta, Canada    T2P 0K2
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director.
On January 11, 2012, as permitted by our By-Laws and pursuant to Section 4.3 of the Stock Purchase Agreement by and between the Company and the Israel Land Development Company – Energy Ltd. (“ILDE”) dated November 21, 2011, as filed with the Securities and Exchange Commission (the “SEC”) with our Current Report on Form 8-K on November 23, 2011 (the “November Current Report”), our Board of Directors elected Mr. Ohad Marani to the Board of Directors.  Mr. Marani is also the CEO of ILDE.

ILDE is a public company with its shares listed on the Tel Aviv Stock Exchange.  ILDE engages in exploration of oil and gas and holds (through its fully owned subsidiaries) a 41.57% participating interest in the Company’s two Israeli licenses, known as the (347) Myra and (348) Sara licenses, in which the Company holds a 5% participating interest and is the operator.

On a fully diluted basis, Mr. Marani owns 3.06% of ILDE’s shares.  The maximum value of the transactions between us and ILDE (which are more fully described in our November Current Report), is estimated to be US$26,055,279.  As a result, Mr. Marani’s indirect interest in the ILDE transaction is estimated to be US$797,292.  The investment control over ILDE's shares in the Company will vest in ILDE's Board of Directors.

Mr. Marani will serve on the Board of Directors until our next annual meeting of stockholders and until the election and qualification of his successor.  Mr. Marani will not sit on any of the Committees of the Board of Directors.

Pursuant to the terms of our 2008 Stock Incentive Plan, under the Automatic Option Grant Program provisions of the Plan and as a non-employee member of our Board, Mr. Marani was granted an option to purchase 50,000 shares of our common stock exercisable at a price of $0.24 per share, the fair market value on January 11, 2012.

Item 8.01.                      Other Events.

On January 12, 2012, GeoGlobal Resources Inc. issued a press release announcing the expansion of its Board of Directors to six members and the election of Mr. Marani to the Board.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Further, on January 12, 2012, we issued a press release correcting certain information stated within the initial January 12, 2012 press release.  The press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description
99.1	Press Release of GeoGlobal Resources Inc. dated January 12, 2012.
99.2	Corrected Press Release of GeoGlobal Resources Inc. dated January 12, 2012.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 17, 2012

GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Paul B. Miller
Paul B. Miller
President and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of GeoGlobal Resources Inc. dated January 12, 2012.
99.2	Corrected Press Release of GeoGlobal Resources Inc. dated January 12, 2012.